ADLER VALUE FUND
SCHEDULE OF INVESTMENTS
February 28, 2021 (Unaudited)

COMMON STOCKS - 91.4%	Shares	Value
Communications - 12.2%
Cable & Satellite - 2.5%
Altice USA, Inc. - Class A (a)	1,300	$ 43,693
Comcast Corporation - Class A	600	31,632
		75,325
Publishing & Broadcasting - 9.7%
iHeartMedia, Inc. - Class A (a)	8,800	123,816
Meredith Corporation	7,000	173,460
		297,276
Consumer Discretionary - 11.5%
Automotive - 6.7%
Veoneer, Inc. (a)	7,400	203,352

Leisure Facilities & Services - 4.8%
Jack in the Box, Inc.	900	92,115
Starbucks Corporation	500	54,015
		146,130
Consumer Staples - 15.4%
Beverages - 3.6%
Diageo plc - ADR	700	110,418

Household Products - 4.1%
Spectrum Brands Holdings, Inc.	1,600	124,080

Retail - Consumer Staples - 7.7%
Big Lots, Inc.	3,700	235,098

Energy - 2.0%
Oil & Gas Producers - 2.0%
ConocoPhillips	1,168	60,748

Financials - 18.4%
Asset Management - 5.1%
Charles Schwab Corporation (The)	2,500	154,300

ADLER VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 91.4% (Continued)	Shares	Value
Financials - 18.4% (Continued)
Banking - 4.9%
Citigroup, Inc.	1,900	$ 125,172
U.S. Bancorp	500	25,000
		150,172
Insurance - 8.4%
Aflac, Inc.	2,700	129,303
Equitable Holdings, Inc.	4,300	127,151
		256,454
Health Care - 14.5%
Biotech & Pharma - 11.4%
Bayer AG - ADR	6,700	102,510
Bristol-Myers Squibb Company	1,500	91,995
Pfizer, Inc.	2,300	77,027
Viatris, Inc. (a)	5,235	77,740
		349,272
Health Care Facilities & Services - 3.1%
Cigna Corporation	450	94,455

Industrials - 3.6%
Aerospace & Defense - 1.2%
Raytheon Technologies Corporation	500	35,995

Industrial Support Services - 2.4%
Grainger (W.W.), Inc.	200	74,542

Materials - 4.7%
Chemicals - 4.7%
Valvoline, Inc.	5,800	144,768

Technology - 7.1%
Technology Hardware - 4.2%
Diebold Nixdorf, Inc. (a)	8,700	126,324

ADLER VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 91.4% (Continued)			Shares	Value
Technology - 7.1% (Continued)
Technology Services - 2.9%
MultiPlan Corporation (a)			12,500	$ 88,875

Utilities - 2.0%
Electric Utilities - 2.0%
PG&E Corporation (a)			5,700	59,907

Total Common Stocks (Cost $2,059,940)				$ 2,787,491

PURCHASED OPTION CONTRACTS - 0.5%	Strike Price	Contracts	Notional Value	Value
Call Option Contracts - 0.5%
Bristol-Myers Squibb Company, 01/21/22	$ 62 .50	5	$ 30,665	$ 2,840
Bristol-Myers Squibb Company, 06/17/22	65 .00	5	30,665	2,950
MultiPlan Corporation, 01/21/22	7 .50	5	3,555	900
Pfizer, Inc., 07/16/21	37 .00	10	33,490	1,350
Pfizer, Inc., 01/21/22	37 .00	20	66,980	3,500
Viatris, Inc., 01/21/22	20 .00	20	29,700	2,160
Total Purchased Option Contracts (Cost $18,875)			$ 195,055	$ 13,700

ADLER VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS - 8.2%	Shares	Value
JPMorgan 100% U.S. Treasury Securities Money Market Fund - Institutional Class, 0.006% (b) (Cost $251,064)	251,064	$ 251,064

Investments at Value - 100.1% (Cost $2,329,879)		$ 3,052,255

Liabilities in Excess of Other Assets - (0.1%) (c)		(2,609)

Net Assets - 100.0%		$ 3,049,646

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of February 28, 2021.
(c)	Percentage rounds to less than 0.1%.

ADR – American Depositary Receipt

The average monthly notional amount of purchased call option contracts for the period ended February 28, 2021 was $248,862.

See accompanying notes to Schedule of Investments.

ADLER VALUE FUND

NOTES TO SCHEDULE OF INVESTMENTS

February 28, 2021 (Unaudited)

1.       Securities Valuation

Adler Value Fund (the “Fund”) values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open for business. The Fund generally values its listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. Option contracts are valued at the closing price on the exchange on which they are primarily traded; if no closing price is available at the time of valuation, the option will be valued at the mean of the closing bid and ask prices for that day. Investments representing shares of money market funds and other open-end investment companies are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees of Ultimus Managers Trust. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities.

Accounting principles generally accepted in the United States of America establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs

• Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosures purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

ADLER VALUE FUND

NOTES TO SCHEDULE OF INVESTMENTS (Continued)

The following is a summary of the Fund’s investments based on the inputs used to value the investments as of February 28, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks	$ 2,787,491	$ -	$ -	$ 2,787,491
Purchased Option Contracts	13,700	-	-	13,700
Money Market Funds	251,064	-	-	251,064
Total	$ 3,052,255	$ -	$ -	$ 3,052,255

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. The Fund did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the period ended February 28, 2021.

2.       Investment Transactions

Investment transactions are accounted for on trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

3.       Federal Income Tax

The following information is computed on a tax basis for each item as of February 28, 2021:

Tax cost of portfolio investments	$ 2,329,879

Gross unrealized appreciation	$ 772,393
Gross unrealized depreciation	(50,017)

Net unrealized appreciation	$ 722,376